Exhibit 10.1

FORBEARANCE AND AMENDMENT TO LOAN AGREEMENT AND NOTE

This Forbearance and Amendment to Loan Agreement and Note (this “Amendment”) is made and entered into this 9th day of July 2025 (the “Agreement Date”), but deemed to be effective as of April 14, 2025 (the “Amendment Effective Date”) by and between Vivakor Inc., a Nevada corporation (the “Company”), and J.J. Astor & Co., a Utah corporation (the “Lender”), and amends that certain Loan and Security Agreement (the “Loan Agreement”), that certain Junior Secured Convertible Note, (the “Note”), and that certain Registration Rights Agreement (the “Registration Rights Agreement”, and together with the Loan Agreement and Note, the “Transaction Documents”), all dated as of March 17, 2025, entered into by and between the Company and the Lender (collectively, the “Parties”.

WHEREAS, the Company failed to timely make certain Weekly Installment Payments due under the Note beginning Monday, April 14, 2025 (the “Past Due Payments”); and;

WHEREAS, the Lender is willing to forbear from declaring an Event of Default under the Note and accelerating all obligations of the Loan Parties under the Loan Agreement, Note and other Transaction Documents, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Parties desire to amend the Transaction Documents to reflect certain agreed-upon modifications as a result of such Past Due Payments;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms when used herein shall have the same meaning as they are defined in the Loan Agreement and the Note.

2. Adjustments to Note.

Effective as of the April 14, 2025 Amendment Effective Date, the then Outstanding Principal Amount of the Note of $6,151,783 on such Amendment Effective Date shall be, and the same hereby is, increased to $6,766,961.30 (the “Amended Principal Amount”), representing 110% of the Outstanding Principal Amount of the Note as of the Amendment Effective Date. The Weekly Installments under the Note shall stay the same. In addition, a fee of $615,178.30 shall be added to the Amended Principal Amount and shall be due and payable by the Loan Parties on or before January 7, 2026. Past due interest totaling $291,367.35, that has accrued between the Amendment Effective Date and the Agreement Date, shall also be paid on or before January 7, 2026. For the avoidance of doubt, both the $615,178.30 fee and the $291,367.35 of past due interest shall be paid in full in cash on or before January 7, 2026, and the total Outstanding Principal Amount of the Note as of July 7, 2025 is $6,111,894.65, prior to application of any funding from the Additional Lender Financing.

3. Interest.

Commencing as of the Amendment Effective Date, the Amended Principal Amount of the Note shall begin accruing interest at a rate of nineteen percent (19%) per annum (“Default Interest”), compounded weekly. Default Interest shall continue to accrue until all the Past Due Payments and all accrued interest has been paid, at which point such Default Interest shall cease. In addition, the Loan Parties shall from and after the Agreement Date continue to make interest payments under the note on a weekly basis together with regular Weekly Installment Payments.

4. Payoff Fee

In addition to the payment of the entire then Outstanding Principal Amount of the Note, the fee and past due accrued interest referred to above that is due and payable on or before January 7, 2026, the Company shall pay the Lender an additional one-time fee equal to $307,589 (the “Payoff Fee”). Such fee shall be payable in cash or, at the Company’s election, in shares of Common Stock of the Company that has been fully registered for resale pursuant to a registration statement that has been declared effective by the SEC.

5. Adjustments to Loan Agreement and Registration Rights Agreement.

Effective back to the original dates stated in the Loan Agreement and Registration Rights Agreement that the following were to be performed, the following dates are being revised:

(i)	the Filing Date under the Registration Rights Agreement shall be July 18, 2025;

(ii)	the Stockholders Meeting date under the Loan Agreement shall be on or before August 31, 2025; and

(iii)	the Commitment Shares under the Loan Agreement will be issued on or before July 10, 2025.

6. Temporary Forbearance and Standstill on Default and Acceleration.

Notwithstanding anything in the Loan Agreement and Note to the contrary, the Lender agrees to forbear from declaring an Event of Default under the Note or delivering an Acceleration Notice and otherwise accelerating the payment of the Note with respect to the Past Due Payments for a period of ninety (90) calendar days from the Effective Date of this Amendment through and including October 5, 2025, (the “Standstill Period”); provided, however, that, as a condition for such forbearance, (a) the Company shall, from and after this Agreement Date shall be required to timely make all Weekly Installment Payments and accrued interest payments due during the Standstill Period and (b) the Company shall have paid in full in cash all Past Due Payments on or before October 5, 2025; it being understood and agreed by the Loan Parties that failure to timely make such Weekly Installment Payments and interest under the Note pay in full all Past Due Payments by October 5, 2025 shall void the Standstill Period and the Lender may immediately accelerate all Obligations of the Loan Parties under the Loan Agreement and all Transaction Documents and exercise all of its remedies thereunder. The forbearance set forth in this Section 4 relates only to the above Past Due Payments and the other amendments to the Loan Agreement and Note set forth herein and does not include any other Default or Event of Default that now or may hereafter exist under the Loan Agreement and Note.

7. Additional Lender Financing

In connection with the execution and effectiveness of this Amendment, the Lender agrees to loan the Company additional funds up to Four Million Four Hundred Thousand Dollars ($4,400,000) under a new junior secured promissory note and an amendment to the Loan Agreement and the Registration Rights Agreement with the terms for such funding being pro rata to the original terms of the funding under the Note as they existed on March 17, 2025. The documents evidencing this new loan will be executed simultaneously with this Amendment.

8. Additional Debt Financing.

Additional Debt Financing, as defined in the Loan Agreement, shall mean loans of up to $8,000,000 from one or more lenders under the terms substantially the same as those set forth on Exhibit I, except as modified with the consent of the Lender.

9. Miscellaneous.

(a) Except as expressly modified herein, all terms and provisions of the Loan Agreement, the Note and all other Transaction Documents shall remain in full force and effect and are incorporated herein by this reference.

(b) This Amendment may be executed in counterparts each of which shall be deemed an original and may be delivered electronically.

(c) Each of the Subsidiary Guarantors shall have executed a counterpart of this Amendment and hereby agree to be bound by all of the terms and conditions hereof.

(d) all of the provisions of Article VIII of the Loan Agreement are also deemed to be incorporated herein by this reference

Signature pages follow

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

VIVAKOR INC.

By:
Name:	James Ballengee
Title:	CEO

J.J. ASTOR & CO..

By:
Name:	Michael Pope
Title:	CEO

Accepted and Agreed to by the Subsidiary Guarantors:

SILVER FUELS DELHI, LLC, a Louisiana limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

WHITE CLAW COLORADO CITY LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR SUPPLY & TRADING, LLC., a Nevada corporation

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ENDEAVOR CRUDE, LLC, a Texas limited liability

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

MERIDIAN EQUIPMENT LEASING LLC, a Texas limited liability company,

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

SILVER FUELS PROCESSING LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

CPE GATHERING MIDCON, LLC, a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

EQUIPMENT TRANSPORT, LLC, a Pennsylvania limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

RPC DESIGN & MANUFACTURING, LLC, a Utah limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ET EMPLOYEECO, LLC, a Delaware limited liability company

By: VIVAKOR ADMINISTRATION, LLC, a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO